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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) December 27, 2001


              Credit Suisse First Boston Mortgage Securities Corp.

             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                           333-53012-06                 13-3320910
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(State or Other Jurisdiction        (Commission                (IRS Employer
of Incorporation)                   File Number)             Identification No.)


11 Madison Avenue, New York New York                               10010
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code  (212) 325-2000
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          (Former Name or Former Address, if Changed Since Last Report)


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(Address of Principal Executive Offices)                        (Zip Code)



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Item 2.  Acquisition or Disposition of Assets.

     On December 27, 2001, a single series of certificates entitled Series 2001-CK6 Commercial Mortgage Pass-Through Certificates (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of December 11, 2001, among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the "Depositor"), Midland Loan Services, Inc. as master servicer (in such capacity, the "Master Servicer") and special servicer (in such capacity, the "Special Servicer") and Wells Fargo Bank Minnesota, N.A. as trustee (the "Trustee"). The Certificates consist of 24 classes identified as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class A-CP Certificates", the "Class A-X Certificates" the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the "Class O Certificates", the "Class P Certificates", the "Class Q Certificates", the "Class NW-SUB Certificates", the "Class GT2 Certificates", the "Class R Certificates", and the "Class V Certificates", respectively. The Certificates were issued in exchange for, and to evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of commercial and multifamily mortgage loans (the "Mortgage Loans"), having, as of the close of business on their respective due dates in December 2001 (the "Cut-off Date"), an aggregate principal balance of $986,430,065 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Depositor acquired certain of the Mortgage Loans from Column Financial, Inc. ("Column"), which is an affiliate of the Depositor, and the remaining mortgage loans from KeyBank National Association ("KeyBank"; and, together with Column, the "Mortgage Loan Sellers"), pursuant to certain mortgage loan purchase agreements dated December 19, 2001 (each, a "Mortgage Loan Purchase Agreement"), between the Depositor and each of the Mortgage Loan Sellers. The Depositor caused the Mortgage Loans to be transferred to the Trustee for the benefit of the holders of the Certificates. The Depositor sold the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class E Certificates to Credit Suisse First Boston Corporation ("CSFB"), McDonald Investments Inc. ("McDonald"), and Salomon Smith Barney Inc. ("Salomon"; and, together with CSFB and McDonald, the "Underwriters"), pursuant to an underwriting agreement dated December 19, 2001 (the "Underwriting Agreement"), between the Depositor and CSFB, as representative for the several Underwriters. A form of the Underwriting Agreement is attached hereto as Exhibit 1.1, a form of the Pooling and Servicing Agreement is attached hereto as Exhibit 4.1, a form of the Mortgage Loan Purchase Agreement between Column and the Depositor (the "Column Mortgage Loan Purchase Agreement") is attached hereto as
Exhibit 4.2 and a form of the Mortgage Loan Purchase Agreement between KeyBank and the Depositor (the "KeyBank Mortgage Loan Purchase Agreement") is attached hereto as Exhibit 4.3.

     The Class A-1 Certificates have an initial aggregate principal balance of $48,782,000. The Class A-2 Certificates have an initial aggregate principal balance of $129,030,000. The Class A-3 Certificates have an initial aggregate principal balance of $578,921,000. The Class B Certificates have an aggregate principal balance of $39,057,000. The Class C Certificates have an initial aggregate principal balance of $14,646,000. The Class D Certificates have an initial aggregate principal balance of $26,852,000. The Class E Certificates have an initial aggregate principal balance of $14,647,000. The Class F Certificates have an initial aggregate principal balance of $12,205,000. The Class G Certificates have an initial aggregate principal balance of $14,647,000. The Class H Certificates have an initial aggregate principal balance of $14,645,000. The Class J Certificates have an initial aggregate principal



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balance of $16,025,000. The Class K Certificates have an initial aggregate principal balance of $18,583,000. The Class L Certificates have an initial aggregate principal balance of $6,969,000. The Class M Certificates have an initial aggregate principal balance of $6,969,000. The Class N Certificates have an initial aggregate principal balance of $6,969,000. The Class O Certificates have an initial aggregate principal balance of $4,646,000. The Class P Certificates have an initial aggregate principal balance of $4,646,000. The Class Q Certificates have an initial aggregate principal balance of $13,937,868. The Class NW-SUB Certificates have an initial aggregate principal balance of $4,253,196. The Class GT2 Certificates have an initial aggregate principal balance of $10,000,000. The Class A-X Certificates have an initial aggregate notional amount of $976,430,064. The Class A-CP Certificates have an initial aggregate notional balance of $572,054,000.

     Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

     Not applicable.

(b) Pro forma financial information:

     Not applicable.

(c) Exhibits:

Exhibit No.       Description

1.1               Underwriting Agreement.

4.1               Pooling and Servicing Agreement.

4.2               Column Mortgage Loan Purchase Agreement

4.3               KeyBank Mortgage Loan Purchase Agreement



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 11, 2002


                                             CREDIT SUISSE FIRST BOSTON MORTGAGE
                                             SECURITIES CORP.


                                             By: /s/ Jeffrey A. Altabef
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                                             Name:  Jeffrey A. Altabef
                                             Title: Vice President



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                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.
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1.1               Underwriting Agreement.

4.1               Pooling and Servicing Agreement.

4.2               Column Mortgage Loan Purchase Agreement

4.3               KeyBank Mortgage Loan Purchase Agreement



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